UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 16, 2024

MP MATERIALS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39277	84-4465489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1700 S. Pavilion Center Drive, Suite 800
Las Vegas, Nevada 89135
(Address of principal executive offices and Zip Code)
(702) 844-6111
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.0001 per share	MP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On January 16, 2024, MP Mine Operations LLC (“MPMO”), a Delaware limited liability company, MP International Sales LLC (“MPIS”), a Delaware limited liability company, and each a wholly-owned subsidiary of MP Materials Corp. (“MPMC” and together with MPMO and MPIS, collectively referred to as the “Company”) entered into an Offtake Agreement, dated as of January 16, 2024 (“Offtake Agreement”) with Shenghe Resources (Singapore) International Trading PTE. LTD., a private limited company organized under the laws of Singapore (“Shenghe”). This Offtake Agreement replaces and extends the prior offtake agreement between the parties signed on March 4, 2022.

Pursuant to the terms of the Offtake Agreement, the Company shall sell to Shenghe certain rare earth products produced by the Company for distribution to end users. The initial term of the Offtake Agreement is for two years, with the option for the Company to extend the term for an additional one-year period. As provided in the Offtake Agreement, and subject to certain exclusions, Shenghe shall purchase on a take-or-pay basis the rare earth concentrate produced by the Company as the exclusive distributor in China during the Term, with certain exceptions for the Company’s direct sales globally. In addition, Shenghe shall purchase on a take-or-pay basis the certain non-concentrate rare earth products that the Company in its sole discretion nominates to Shenghe for distribution. For certain products, Shenghe would serve as the exclusive distributor of those rare earth products in China during the Term. The Company will continue to sell all non-concentrate rare earth products in its sole discretion to customers or end users in any jurisdiction via direct sales or other distribution channels. In exchange for distribution services, Shenghe will be paid a variable commission on net proceeds to the Company.

The foregoing is a summary of the terms of the Offtake Agreement and is qualified in its entirety by reference to the Offtake Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 16, 2024	MP MATERIALS CORP.

		By:	/s/ Elliot D. Hoops
Elliot D. Hoops
General Counsel and Secretary
3